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                                                                    Exhibit 23.1








INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Wave Technologies International, Inc. on Form S-8 of our report dated June 6, 1997 appearing in this Annual Report on Form 10-KSB of Wave Technologies International, Inc. for the year ended April 30, 1997.



St. Louis, Missouri
June 6, 1997